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                                                                    EXHIBIT 32.2

     CERTIFICATE PURSUANT TO 18 U.S. C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the undersigned, to the best of my knowledge, hereby certifies that the report of Newnan Coweta Bancshares, Inc., filed on Form 10-QSB for the period ended September 30, 2003: (1) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and (2) fairly represents, in all material respects, the financial conditions and results of operations of Newnan Coweta Bancshares, Inc.

Date: November 7, 2003

                                                  /s/ Ann B. Bledsoe
                                                  ------------------------------
                                                  Ann B. Bledsoe,
                                                  Chief Financial Officer